UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2006
Nash-Finch Company
(Exact name of registrant as specified in its charter)

Delaware	0-785	41-0431960

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota	55435

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(c) A press release of Nash-Finch Company (Nash Finch) dated February 16, 2006, filed as Exhibit 99.1, is incorporated by reference herein. This press release announces that Allister P. Graham, currently Chairman of the Board of Directors of Nash Finch, will assume the position of interim Chief Executive Officer and he is transitioning into the role immediately. As previously announced on September 1, 2005, Nash Finch’s current Chief Executive Officer is stepping down.
     Mr. Graham, age 69, has served as a member of Nash Finch’s Board of Directors since 1992 and as the Chairman of the Board of Directors since 2000. Mr. Graham retired in September 1998 as the Chief Executive Officer of The Oshawa Group Limited, a food distributor in Canada, a position he held for more than five years. He retired in February 1999 as the Chairman and a director of The Oshawa Group Limited. Mr. Graham also serves as a director of Manulife Financial Corporation, a provider of financial protection and wealth management products, and as a trustee of Associated Brands Income Fund, a manufacturer and supplier of private label dry blend food and household products.
Item 8.01 Other Events.
     A press release of Nash Finch dated February 16, 2006, filed as Exhibit 99.1, is incorporated by reference herein. In addition to the announcement described above under Item 5.02, this press release announces that Nash Finch has voluntarily contacted the Securities and Exchange Commission (SEC) to discuss the results of an internal review that focused on trading in Nash Finch’s common stock by certain of Nash Finch’s officers and directors. The Board of Directors conducted the internal review with the assistance of outside counsel following an informal inquiry from the SEC late last year regarding such trading. Nash Finch has offered to provide certain documents, and the SEC has accepted the offer. Nash Finch will continue to fully cooperate with the SEC.
     Additionally, this press release announces that Nash Finch’s Senior Vice President and General Counsel, Kathleen E. McDermott, has decided to resign. Kathleen M. Mahoney, currently Vice President and Deputy General Counsel of Nash Finch, has been appointed interim Secretary and General Counsel and is transitioning into the position immediately.
Item 9.01 Financial Statements and Exhibits.
Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, issued by the Registrant, dated February 16, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: February 16, 2006	By:	/s/ LeAnne M. Stewart
		Name:	LeAnne M. Stewart
		Title:	Senior Vice President and Chief Financial Officer

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